                                                                    EXHIBIT 99.2

                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1995-A
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)


RECEIVABLES

Beginning of the Month Principal Receivables:                  $          2,818,233,901.50
Beginning of the Month Finance Charge Receivables:             $            131,792,745.26
Beginning of the Month Discounted Receivables:                 $                      0.00
Beginning of the Month Total Receivables:                      $          2,950,026,646.76


Removed Principal Receivables:                                 $                      0.00
Removed Finance Charge Receivables:                            $                      0.00
Removed Total Receivables:                                     $                      0.00


Additional Principal Receivables:                              $                      0.00
Additional Finance Charge Receivables:                         $                      0.00
Additional Total Receivables:                                  $                      0.00



Discounted Receivables Generated this Period:                  $                      0.00



End of the Month Principal Receivables:                        $          2,673,458,907.69
End of the Month Finance Charge Receivables:                   $            131,033,039.35
End of the Month Discounted Receivables:                       $                      0.00
End of the Month Total Receivables:                            $          2,804,491,947.04


Special Funding Account Balance                                $                      0.00
Aggregate Invested Amount (all Master Trust Series)            $          2,330,000,000.00
End of the Month Transferor Amount                             $            343,458,907.69
End of the Month Transferor Percentage                                               12.85%

DELINQUENCIES AND LOSSES

End of the Month Delinquencies:                                               RECEIVABLES


       30-59 Days Delinquent                                   $            65,586,199.17
       60-89 Days Delinquent                                   $            45,392,400.07
       90+ Days Delinquent                                     $            93,861,474.82

       Total 30+ Days Delinquent                                  $       204,840,074.06
       Delinquent Percentage                                                        7.30%


Defaulted Accounts During the Month                               $        21,605,112.55
Annualized Default Percentage                                                       9.20%


Principal Collections                                                     372,145,006.93
Principal Payment Rate                                                             13.20%


Total Payment Rate                                                                 14.17%


INVESTED AMOUNTS

       Class A Initial Invested Amount                            $       368,000,000.00
       Class B Initial Invested Amount                            $        32,000,000.00

INITIAL INVESTED AMOUNT                                           $       400,000,000.00

       Class A Invested Amount                                    $       368,000,000.00
       Class B Invested Amount                                    $        32,000,000.00

INVESTED AMOUNT                                                   $       400,000,000.00

FLOATING ALLOCATION PERCENTAGE                                                     14.19%

PRINCIPAL ALLOCATION PERCENTAGE                                                    14.19%


MONTHLY SERVICING FEE                                             $           666,666.66

INVESTOR DEFAULT AMOUNT                                           $         3,065,765.47


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                                        92.00%


       Class A Finance Charge Collections                         $         6,459,385.81
       Other Amounts                                              $                 0.00

TOTAL CLASS A AVAILABLE FUNDS                                     $         6,459,385.81

       Class A Monthly Interest                                $       1,431,233.88
       Class A Servicing Fee                                   $         613,333.33
       Class A Investor Default Amount                         $       2,820,504.23

TOTAL CLASS A EXCESS SPREAD                                    $       1,594,314.37


REQUIRED AMOUNT                                                $               0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                                    8.00%

       Class B Finance Charge Collections                      $         561,685.73
       Other Amounts                                           $               0.00

TOTAL CLASS B AVAILABLE FUNDS                                  $         561,685.73


       Class B Monthly Interest                                $         127,095.12
       Class B Servicing Fee                                   $          53,333.33

TOTAL CLASS B EXCESS SPREAD                                    $         381,257.28


EXCESS SPREAD --

TOTAL EXCESS SPREAD                                            $       1,975,571.65

       Excess Spread Applied to Required Amount                $               0.00

       Excess Spread Applied to Class A Investor               $               0.00
       Charge Offs

       Excess Spread Applied to Class B Items                  $         245,261.24

       Excess Spread Applied to Class B Investor               $               0.00
       Charge Offs

       Excess Spread Applied to Monthly Cash                          $         25,200.00
       Collateral Fee

       Excess Spread Applied to Cash Collateral                       $              0.00
       Account

       Excess Spread Applied to other amounts owed                    $              0.00
       Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                           $      1,705,110.41

EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                                     $      9,736,341.72

SERIES 1995-A EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                        $              0.00
SERIES 1995-A

       Excess Finance Charge Collections Applied to                   $              0.00
       Required Amount

       Excess Finance Charge Collections Applied to                   $              0.00
       Class A Investor Charge Offs

       Excess Finance Charge Collections Applied to                   $              0.00
       Class B Items

       Excess Finance Charge Collections Applied to                   $              0.00
       Class B Investor Charge Offs

       Excess Finance Charge Collections Applied to                   $              0.00
       Monthly Cash Collateral Fee

       Excess Finance Charge Collections Applied to                   $              0.00
       Cash Collateral Account

       Excess Finance Charge Collections Applied to                   $              0.00
       other amounts owed Cash Collateral Depositor

YIELD AND BASE RATE --

       Base Rate (Current Month)                                                  7.19%
       Base Rate (Prior Month)                                                    7.26%
       Base Rate (Two Months Ago)

THREE MONTH AVERAGE BASE RATE                                                     7.41%

       Portfolio Yield (Current Month)                                           11.87%
       Portfolio Yield (Prior Month)                                             13.42%
       Portfolio Yield (Two Months Ago)                                          15.48%

THREE MONTH AVERAGE PORTFOLIO YIELD                                              13.59%

PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                                     92.00%

       Class A Principal Collections                               $     48,582,786.37

CLASS B PRINCIPAL PERCENTAGE                                                      8.00%

       Class B Principal Collections                               $      4,224,590.12

TOTAL PRINCIPAL COLLECTIONS                                        $     52,807,376.49

REALLOCATED PRINCIPAL COLLECTIONS                                  $              0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                  $              0.00
SERIES

CLASS A AMORTIZATION --

       Controlled Amortization Amount                              $              0.00
       Deficit Controlled Amortization Amount                      $              0.00

CONTROLLED DISTRIBUTION AMOUNT                                     $              0.00

CLASS B AMORTIZATION --

       Controlled Amortization Amount                                 $              0.00
       Deficit Controlled Amortization Amount                         $              0.00

CONTROLLED DISTRIBUTION AMOUNT                                        $              0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL                   $     52,807,376.49
SHARING

INVESTOR CHARGE OFFS --

CLASS A INVESTOR CHARGE OFFS                                          $              0.00

CLASS B INVESTOR CHARGE OFFS                                          $              0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                               $              0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                               $              0.00

CASH COLLATERAL ACCOUNT --

       Required Cash Collateral Amount                                $     52,000,000.00
       Available Cash Collateral Amount                               $     52,000,000.00

INTEREST RATE CAP PAYMENTS --

       Class A Interest Rate Cap Paymets                              $              0.00
       Class B Interest Rate Cap Paymets                              $              0.00

TOTAL DRAW AMOUNT                                                     $              0.00
CASH COLLATERAL ACCOUNT SURPLUS                                       $              0.00


                                                 First USA Bank, NA
                                                 as Servicer

                                                 By:       Tracie H. Klein
                                                    --------------------------
                                                           Tracie H. Klein
                                                           Vice President